                                                                   EXHIBIT 10.20

                                PROMISSORY NOTE
                                ---------------

 $1,250,000.00                  Houston, Texas                     June 15, 1996


     FOR VALUE RECEIVED, the undersigned, SCIENTIFIC MEASUREMENT SYSTEMS, INC., a Texas corporation ("Maker"), hereby promises to pay to the order of WELLS FARGO HSBC TRADE BANK, N.A., a national banking association ("Payee"), at its offices at 1000 Louisiana, Houston, Harris County, Texas, in lawful money of the United States of America, the principal sum of ONE MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($1,250,000.00), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance from day to day remaining, at a varying rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate (hereinafter defined) or (b) the sum of the Prime Rate (hereinafter defined) of Payee in effect from day to day plus two percent (2.0%), and each change in the rate of interest charged hereunder shall become effective, without notice to Maker, on the effective date of each change in the Prime Rate or the Maximum Rate, as the case may be; provided, however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Prime Rate shall not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if the rate specified in clause (b) preceding had at all times been in effect. All past due principal and interest on this Note shall bear interest at the Default Rate (hereinafter defined).

     Principal of and interest on this Note shall be due and payable as follows:

          (a) Accrued and unpaid interest on this Note shall be due and payable monthly, on the first (1st) day of each month commencing on July 1, 1996, and upon the maturity of this Note, however such maturity may be brought about; and

          (b) All outstanding principal of this Note and all accrued interest thereon shall be due and payable on June 15, 1997.

     Principal of this Note shall be subject to mandatory prepayment at the times described in Sections 2.03 and 2.06 of the Agreement (hereinafter defined).

     Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

     As used in this Note, the following terms shall have the respective meanings indicated below:

          "Agreement" means that certain Exim Guaranteed Loan Agreement dated as
           ---------
     of June 15, 1996 between Maker and Payee, as the same may be amended or modified from time to time.

          "Default Rate" shall mean the lesser of (a) the sum of the Prime Rate
           ------------
     plus five percent (5%) or (b) the Maximum Rate.

          "Maximum Rate" means the maximum rate of nonusurious interest
           ------------
     permitted from day to day by applicable law, including as to Article 5069-1.04, Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), but otherwise without limitation, that rate based upon the "indicated rate ceiling" and calculated after taking into account any and all relevant fees, payments, and other charges in respect of this Note which are deemed to be interest under applicable law.

          "Prime Rate" shall mean that variable rate of interest per annum
           ----------
     established by Payee from time to time as its prime rate which shall vary from time to time. Such rate is set by Payee as a general reference rate of interest, taking into account such factors as Payee may deem appropriate, it being understood that many of Payee's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate charged to any customer and that Payee may make various commercial or other loans at rates of interest having no relationship to such rate.

     This Note (a) is the Note provided for in the Agreement and (b) is secured as provided in the Agreement. Payment of this Note is guaranteed by, among other things, the Export-Import Bank of the United States pursuant to the EXIM Guaranty (as defined in the Agreement).

     Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in
excess of the Maximum Rate.   If any excess of interest in such respect is
herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Maker and Payee shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

     Upon the occurrence of any Event of Default, as such term is defined in the Agreement, the holder hereof may, at its option, (a) declare the entire unpaid principal of and accrued interest on this Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, (b) foreclose or otherwise enforce all liens or security interests securing payment hereof, or any part hereof, (c) offset against this Note any sum or sums owed by the holder hereof to Maker, (d) exercise its rights under the EXIM Guaranty and (e) take any and all other actions available to Payee under this Note, the Agreement, the Loan Documents (as such term is defined in the Agreement) at law, in equity or otherwise. Failure of the holder hereof to exercise any of the foregoing options shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

     If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all costs, expenses, and fees incurred by the holder, including all reasonable attorneys' fees.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS
NOTE IS PERFORMABLE IN HARRIS COUNTY, TEXAS.

     Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.


                                SCIENTIFIC MEASUREMENT SYSTEMS, INC.


                                By:  /s/ LARRY SECREST
                                   -----------------------------------------
                                         Larry Secrest
                                         Chairman

                              SECURITY AGREEMENT


     THIS SECURITY AGREEMENT dated as of June 15, 1996 (this "Agreement"), is by and between SCIENTIFIC MEASUREMENT SYSTEMS, INC., a Texas corporation (the "Debtor") and WELLS FARGO HSBC TRADE BANK, N.A., a national banking association ("Secured Party").

                                R E C I T A L S:
                                ---------------

     A. Debtor and Secured Party have entered into that certain Exim Guaranteed Loan Agreement of even date herewith (such Loan Agreement, as the same may be amended or modified from time to time, is referred to herein as the "Loan Agreement").

     B. Secured Party has conditioned its obligations under the Loan Agreement upon, among other things, the execution and delivery of this Agreement by Debtor.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                               Security Interest
                               -----------------

     Section 1.01.  Security Interest.  Debtor hereby grants to Secured Party a
                    -----------------
security interest in the following property, whether now owned or existing or hereafter arising or acquired and wherever arising or located (such property being hereinafter sometimes called the "Collateral"):

          (a) all of its (i) accounts, accounts receivable, contract rights and general intangibles, (ii) inventory, including raw materials, work-in-process, finished goods and other tangible property, (iii) chattel paper, documents, instruments, general intangibles and patents, and (iv) all products and proceeds thereof, all whether now owned or hereafter acquired, which arise from or in connection with or are related in any manner to (A) that certain Purchase Order No. 1713260 between Bridgestone LTD and Debtor,
     (B) that certain Purchase Order No. 45065147/01/444 between Continental AG and Debtor, (C) that certain Purchase Order No. 23U50346 between Swiss Federal Labs for Materials, Testing and Research and Debtor and (D) that certain Purchase Order No. 60681/71 between Fiat SpA and Debtor.

          (b) all of its accounts, contract rights, funds on deposit with Secured Party and general intangibles, whether now owned or hereafter acquired, including, without limitation, all accounts receivable, lease receivables and note receivables, all cash, notes, drafts, acceptances, instruments and chattel paper arising therefrom, all returned and repossessed goods arising from or relating to any such accounts, or other proceeds of any sale, lease or other disposition of inventory, all tax refunds of whatever nature, and all tradenames, trademarks, patents and other licenses and all proceeds (including insurance proceeds) and products thereof;

          (c) all of its inventory, whether now owned or hereafter acquired, including, without limitation, all raw materials, goods in process, finished goods and other tangible personal property held for sale or lease or furnished or to be furnished under contracts for service or used or consumed in Debtor's trade or business and all additions, accessions, substitutions, attachments and replacements thereto and all contracts with respect thereto and all documents of title evidencing or representing any part thereof and all products and proceeds (including insurance proceeds) thereof; and

          (d) all of its machinery, equipment, furniture, fixtures and personalty (including, without limitation, all tradenames, trademarks, patents and other licenses) of every nature and description, whether now owned or hereafter acquired, and all appurtenances and additions thereto and substitutions and replacements therefor, wheresoever located, including all tools, parts and accessories used in connection therewith, and all products and proceeds thereof (including insurance proceeds).

     The Collateral described in paragraph (a) is referred to in this Agreement as the "Contract Collateral". The domestic accounts receivable of Debtor are referred to in this Agreement as the "Other Lender Collateral". Frost National Bank is referred to in this Agreement as the "Other Lender".

     Section 1.02.  Obligations.  The Collateral shall secure the following
                    -----------
obligations, indebtedness, and liabilities (all such obligations, indebtedness, and liabilities being hereinafter sometimes called the "Obligations"):

          (a) the obligations and indebtedness of Debtor to Secured Party evidenced by that certain promissory note in the original principal amount of $1,250,000.00 dated June 15, 1996, executed by Debtor and payable to the order of Secured Party;

          (b) the obligations and indebtedness of Debtor to Secured Party under the Loan Agreement;

          (c) all future advances by Secured Party to Debtor;

          (d) all costs and expenses, including, without limitation, all attorneys' fees and legal expenses, incurred by Secured Party to preserve and maintain the Collateral, collect the obligations herein described, and enforce this Agreement;

          (e) all other obligations, indebtedness, and liabilities of Debtor to Secured Party, now existing or hereafter arising, regardless of whether such obligations, indebtedness, and liabilities are similar, dissimilar, related, unrelated, direct, indirect, fixed, contingent, primary, secondary, joint, several, or joint and several; and

          (f) all extensions, renewals, and modifications of any of the foregoing.

                                   ARTICLE II

                         Representations and Warranties
                         ------------------------------

     To induce Secured Party to enter into this Agreement and the Loan Agreement, Debtor represents and warrants to Secured Party that:

     Section 2.01. Title.  Except for the security interest granted herein
                   -----
and except for security interests in the Other Lender Collateral in favor of the Other Lender, Debtor owns, and with respect to Collateral acquired after the date hereof Debtor will own, the Collateral free and clear of any lien, security interest, or other encumbrance.

     Section 2.02.  Accounts.  Unless Debtor has given Secured Party written
                    --------
notice to the contrary, whenever the security interest granted hereunder attaches to an account, Debtor shall be deemed to have represented and warranted to Secured Party as to each and all of its accounts that (a) each account is genuine and is in all respects what it purports to be, (b) each account represents the legal, valid, and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services by Debtor or the sale or lease of goods by Debtor, (c) the amount of each account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (d) no account is subject to any offset, counterclaim, or other defense.

     Section 2.03.  Financing Statements.  No financing statement, security
                    --------------------
agreement, or other lien instrument covering all or any part of the Collateral is on file in any public office, except as may have been filed in favor of Secured Party or except as may have been filed in favor of the Other Lender with respect to the Other Lender Collateral.

     Section 2.04.  Principal Place of Business.  The principal place of
                    ---------------------------
business and chief executive office of Debtor, and the office where Debtor keeps its books and records, is located at the address of Debtor listed in the Loan Agreement.

     Section 2.05.  Location of Collateral.  All inventory of Debtor is located
                    ----------------------
at 2210 Denton Drive, Austin, Texas 78758.

                                  ARTICLE III

                                   Covenants
                                   ---------

     Debtor covenants and agrees with Secured Party that until the Obligations are paid and performed in full:

     Section 3.01.  Maintenance.  Debtor shall maintain the Collateral in good
                    -----------
operating condition and repair and shall not permit any waste or destruction of the Collateral or any part thereof. Debtor shall not use or permit the Collateral to be used in violation of any law or inconsistently with the terms of any policy of insurance. Debtor shall not use or permit the Collateral to be used in any manner or for any purpose that would impair the value of the Collateral or expose the Collateral to unusual risk.

     Section 3.02. Encumbrances. Debtor shall not create, permit, or suffer to
                   ------------
exist, and shall defend the Collateral against any lien, security interest, or other encumbrance on the Collateral except the security interest of Secured Party hereunder and the security interests of the Other Lender in the Other Lender Collateral, and shall defend Debtor's rights in the Collateral and Secured Party's security interest in the Collateral against the claims of all persons and entities.

     Section 3.03.  Modification of Collateral.  Debtor shall do nothing to
                    --------------------------
impair the rights of Secured Party in the Collateral. Without the prior written consent of Secured Party, Debtor shall not grant any extension of time for any payment with respect to the Collateral, or compromise, compound, or settle any of the Collateral, or release in whole or in part any person or entity liable for payment with respect to the Collateral, or allow any credit or discount for payment with respect to the Collateral other than normal trade discounts granted in the ordinary course of business, or release any lien, security interest, or assignment securing the Collateral, or otherwise amend or modify any of the Collateral.

     Section 3.04.  Disposition of Collateral.  Debtor shall not sell, lease, or
                    -------------------------
otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party, except Debtor may sell inventory in the ordinary course of business.

     Section 3.05.  Further Assurances.  At any time and from time to time, upon
                    ------------------
the request of Secured Party, and at the sole expense of Debtor, Debtor shall promptly execute and deliver all such further instruments and documents and take such further action as Secured Party may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as Secured Party may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Debtor shall promptly endorse and deliver to Secured Party all documents, instruments, and chattel paper that it now owns or may hereafter acquire.

     Section 3.06.   Risk of Loss; Insurance.   Debtor shall be responsible for
                     -----------------------
any loss of or damage to the Collateral. Debtor shall maintain, insurance on the Collateral as provided in the Loan Agreement.

     Section 3.07. Inspection Rights. Debtor shall permit Secured Party and its
                   -----------------
representatives to examine or inspect the Collateral wherever located and to examine, inspect, and copy Debtor's books and records at any reasonable time and as often as Secured Party may desire.

     Section 3.08. Mortgagee's and Landlord Waivers. Debtor shall cause each
                   --------------------------------
mortgagee of real property owned by Debtor and each landlord of real property leased by Debtor to execute and deliver instruments satisfactory in form and substance to Secured Party by which such mortgagee or landlord waives its rights, if any, in the Collateral.

     Section 3.09.  Notification.  Debtor shall promptly notify Secured Party of
                    ------------
(a) any lien, security interest, encumbrance, or claim made or threatened against the Collateral, and (b) any material change in the Collateral, including, without limitation, any material damage to or loss of the Collateral.

     Section 3.10. Corporate Changes. Debtor shall not change its name,
                   -----------------
identity, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement misleading. Debtor shall not change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by Secured Party to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

     Section 3.11.  Books and Records; Information.  Debtor shall keep accurate
                    ------------------------------
and complete books and records of the Collateral and Debtor's business and financial condition in accordance with generally accepted accounting principles consistently applied. Debtor shall from time to time at the request of Secured Party deliver to Secured Party such information regarding the Collateral and Debtor as Secured Party may request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. Debtor shall mark its books and records to reflect the security interest of Secured Party under this Agreement.

     Section 3.12.  Location of Collateral.  Debtor shall not move any of its
                    ----------------------
inventory from the locations described in Section 2.05 without the prior written consent of Secured Party.

                                   ARTICLE IV

                            Rights of Secured Party
                            -----------------------

     Section 4.01.  Power of Attorney.  Debtor hereby irrevocably constitutes
                    -----------------
and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Debtor or in its own name upon the occurrence of an Event of Default to take any and all action and to execute any and all documents and instruments which Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Debtor hereby gives Secured Party the power and right on behalf of Debtor and in its own name to do any of the following, without notice to or the consent of Debtor:

          (a) to demand, sue for, collect, or receive in the name of Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

          (b) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

          (c) to send requests for verification to account debtors and other obligors;

          (d) to notify post office authorities to change the address for delivery of mail of Debtor to an address designated by Secured Party and to receive, open, and dispose of mail addressed to Debtor; and

          (e) (i) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct; (ii) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (iv) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as Secured Party may determine; (v) to insure, and to make, settle, compromise, or adjust claims under any insurance policy covering any of the Collateral; and (vi) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, or realize upon the Collateral and Secured Party's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on Secured Party solely to protect, preserve, and realize upon its security interest in the Collateral. Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or lien given to secure the Collateral.

     Section 4.02.  Performance by Secured Party.  If Debtor fails to perform or
                    ----------------------------
comply with any of its agreements contained herein, Secured Party itself may, at its sole discretion, cause or attempt to cause performance or compliance with such agreement and the expenses of Secured Party, together with interest thereon at the maximum nonusurious per annum rate permitted by applicable law, shall be payable by Debtor to Secured Party on demand and shall constitute Obligations secured by this Agreement. Notwithstanding the foregoing, it is expressly agreed that Secured Party shall not have any liability or responsibility for the performance of any obligation of Debtor under this Agreement.

     Section 4.03. Assignment by Secured Party.  Secured Party may from time to
                   ---------------------------
time assign the Obligations and any portion thereof or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of Secured Party under this Agreement in relation thereto.

                                   ARTICLE V

                                    Default
                                    -------

     Section 5.01.  Events of Default. The term "Event of Default" shall mean an
                    -----------------
Event of Default as defined in the Loan Agreement.

     Section 5.02. Rights and Remedies. Upon the occurrence of an Event of
                   -------------------
Default, Secured Party shall have the following rights and remedies:

          (a) Secured Party may declare the Obligations or any part thereof immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Debtor; provided, however, that upon the occurrence of an Event of Default under Section 8.01(d) or Section 8.01(e) of the Loan Agreement, the Obligations shall become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Debtor.

          (b) In addition to all other rights and remedies granted to Secured Party in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof, Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Texas. Without limiting the generality of the foregoing, Secured Party may (i) without demand or notice to Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (ii) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit, or for future delivery. Upon the request of

     Secured Party, Debtor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Debtor and Secured Party. Debtor agrees that Secured Party shall not be obligated to give more than five (5) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Debtor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement. Secured Party may apply the Collateral against the Obligations in such order and manner as Secured Party may elect in its sole discretion. Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations in full. Debtor waives all rights of marshalling in respect of the Collateral.

          (c) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

          (d) Secured Party may exercise or cause to be exercised all voting rights and corporate powers in respect of the Collateral.

                                   ARTICLE VI

                                 Miscellaneous
                                 -------------

     Section 6.01.  No Waiver; Cumulative Remedies.  No failure on the part of
                    ------------------------------
Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 6.02.  Successors and Assigns.  This Agreement shall be binding
                    ----------------------
upon and inure to the benefit of Debtor and Secured Party and their respective heirs, successors, and assigns, except that Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party.

     Section 6.03.  Amendment.  The provisions of this Agreement may be
                    ---------
amended or waived only by an instrument in writing signed by the Parties hereto.

     Section 6.04.  Notices.  All notices and other communications provided for
                    -------
in this Agreement shall be given as provided in the Loan Agreement.

     Section 6.05.  Applicable Law; Venue; Service of Process. This Agreement
                    -----------------------------------------
shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Agreement has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. The venue of, and provisions regarding service of process in connection with any action or proceeding hereunder shall be determined as provided in the Loan Agreement.

     Section 6.06.  Headings.  The headings, captions, and arrangements used in
                    --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 6.07.  Survival of Representations and Warranties.  All
                    ------------------------------------------
representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties or the right of Secured Party to rely upon them.

     Section 6.08.  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 6.09.  Waiver of Bond.  In the event Secured Party seeks to take
                    --------------
possession of any or all of the Collateral by judicial process, Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

     Section 6.10.  Severability. Any provision of this Agreement which is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 6.11.   Obligations Absolute.  The obligations of Debtor under this
                     --------------------
Agreement shall be absolute and unconditional and, except upon payment and performance of the Obligations in full, shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any release or subordination of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations. Secured Party shall not have any liability or responsibility for the performance of any obligation of Debtor under this Agreement.

     Section 6.12.  ENTIRE AGREEMENT.  THIS AGREEMENT AND THE OTHER DOCUMENTS
                    ----------------
(AS DEFINED IN THE LOAN AGREEMENT) EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                               DEBTOR:
                               ------

                               SCIENTIFIC MEASUREMENT SYSTEMS, INC.


                               By:  /s/ LARRY SECREST
                                  -----------------------------------
                                        Larry Secrest
                                        Chairman


                               SECURED PARTY:
                               --------------

                               WELLS FARGO HSBC TRADE BANK, N.A.


                               By: /s/ MICHAEL J. MCKENZIE
                                  -----------------------------------
                                       Michael J. McKenzie
                                       Senior Vice President